EXHIBIT 10.4

                            CREDIT SUPPORT AGREEMENT

                  This Credit Support Agreement ("Agreement"), dated as of this 29th day of May, 1996, is made by and among (1) Brothers Gourmet Coffees, Inc. (the "Company"), a Delaware corporation, (2) J.H. Whitney & Co., a New York limited partnership ("Whitney") and (3) J. P. Bolduc, an individual ("Bolduc") (Whitney and Bolduc are sometimes collectively referred to herein as the "Providers").

                                    RECITALS

                  WHEREAS, the Company and Sanwa Business Credit Corporation ("Sanwa") have entered into that certain Loan and Security Agreement, dated of even date herewith (the "Closing Date"), as the same may from time to time hereafter be amended, extended, restated, modified and supplemented (the "Loan Agreement"), pursuant to which and subject to the terms thereof Sanwa has committed to the Company to make (1) certain revolving loans in the aggregate principal amount of $15,000,000, (2) a term loan in the principal amount of $7,500,000 and (3) if certain conditions are met a second term loan in the principal amount of $2,500,000 (the loans described in clauses (1), (2) and (3) above being collectively referred to herein as the "Loans"); and

                  WHEREAS, Sanwa has requested that the Providers provide $2,000,000 of credit support for the Company's obligations under the Loan Agreement as a condition to Sanwa advancing the Loans on the Closing Date or in the future; and

                  WHEREAS, Sanwa and Whitney have entered into a Participation Agreement, dated as of the Closing Date, a copy of which is attached as Exhibit A hereto (the "Whitney Participation Agreement"); and

                  WHEREAS, Sanwa and Bolduc have entered into a Participation Agreement, dated as of the Closing Date, a copy of which is attached as Exhibit B hereto (the "Bolduc Participation Agreement") (the Whitney Participation Agreement and the Bolduc Participation Agreement are collectively referred to herein as the "Participation Agreements"); and

                  WHEREAS, in addition to the consideration payable to the Providers as set forth in the Participation Agreements, as a further inducement to the Providers to provide the credit support set forth in the Participation Agreements, the Company has agreed to pay certain additional consideration to the Providers.
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                  NOW, THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which are hereby acknowledged by the Providers, and in order to induce the Providers to enter into the Participation Agreements and to enter into this Agreement, the parties hereby agree as follows:

                                    AGREEMENT

                  1. COMMITMENT FEE. The Company shall pay to each Provider a commitment fee equal to the sum of $20,000, which commitment fee shall be due and payable in full on the Closing

Date.

                  2. WARRANT. On the Closing Date, the Company shall execute and deliver to (1) Whitney three (3) Warrants substantially in the forms of Exhibit C-1, C-2 and C-3, all of which are attached hereto (the "Whitney Warrants"), and (2) Bolduc three (3) Warrants substantially in the forms of Exhibit D-1, D-2 and D-3, all of which are attached hereto (the "Bolduc Warrants"). The Whitney Warrants and the Bolduc Warrants are collectively referred to herein as the "Warrants".

                  3. EXPENSES. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Providers in connection with the preparation, negotiation, execution and delivery of this Agreement and the Warrants, including, without limitation, the fees and expenses of the issuers of the Support Letters of Credit (in each case, as defined in the applicable Participation Agreement) and all reasonable attorneys' fees and expenses incurred by the Providers and the issuers of the Support Letters of Credit.

                  4. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of laws provisions thereof.

                  5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one agreement.

                  6. HEADINGS. The headings used in this Agreement are for purposes of reference only and shall not affect the construction of this Agreement.

                  7. FINAL AGREEMENT. This Agreement, the Warrants and the Participation Agreements are the final expression of the agreement of the parties hereto relating to the subject matter hereof and may not be contradicted by evidence of any prior contemporaneous oral or written agreement(s) between the parties with respect to the subject matter hereof.

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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first written above.

                  BROTHERS GOURMET COFFEES, INC.

                  By:___________________________
                  Name (Print): Donald D. Breen
                  Title: President and Chief
                         Executive Officer

                  J.H. WHITNEY & CO.

                  By:___________________________
                  Name (Print):_________________
                  Title: General Partner

                  J. P. Bolduc

                  -------------------------------
                  Name (Print):  J.P. Bolduc

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